SoFi Smart Energy ETF
Schedule of Investments
as of November 30, 2023 (Unaudited)

COMMON STOCKS - 99.7%	Shares	Value
Auto Manufacturers - 5.1%
BYD Co. Ltd. - Class H	1,403	$37,723
Proterra, Inc.(a)	26,467	789
Tesla, Inc.(a)	191	45,855
		84,367

Commercial Services - 2.7%
Quanta Services, Inc.	239	45,006

Distribution & Wholesale - 2.6%
Resideo Technologies, Inc.(a)	2,634	43,277

Electric - 4.1%
Altus Power, Inc.(a)	7,776	38,880
Ameresco, Inc. - Class A(a)(b)	945	28,312
		67,192

Electrical Components & Equipment - 18.1%
Blink Charging Co.(a)(b)	7,903	25,448
ChargePoint Holdings, Inc.(a)(b)	5,957	11,080
Eaton Corp. PLC	223	50,775
EnerSys	453	40,081
Nexans SA	549	43,189
Prysmian SpA	1,190	45,872
Schneider Electric SE	274	50,410
SMA Solar Technology AG(a)	540	32,789
		299,644

Electronics - 11.8%
ABB Ltd.	1,225	48,899
Advanced Energy Industries, Inc.	393	37,355
Smart Metering Systems PLC	5,472	44,750
Trimble, Inc.(a)	900	41,759
Vicor Corp.(a)	617	22,564
		195,327

Energy - Alternate Sources - 27.0%(c)
Ballard Power Systems, Inc.(a)	10,833	38,591
Canadian Solar, Inc.(a)	1,379	29,000
Enphase Energy, Inc.(a)	344	34,751
Fluence Energy, Inc.(a)	1,750	43,889
FuelCell Energy, Inc.(a)(b)	24,062	29,356
ITM Power PLC(a)	42,433	27,547
Landis+Gyr Group AG	560	47,270
Meyer Burger Technology AG(a)	83,441	19,614
Plug Power, Inc.(a)(b)	4,152	16,774
SolarEdge Technologies, Inc.(a)(b)	248	19,686
Stem, Inc.(a)(b)	7,395	21,224
Sunnova Energy International, Inc.(a)(b)	2,915	33,814
SunPower Corp.(a)	5,350	22,203
Sunrun, Inc.(a)	2,712	34,985
Xinyi Solar Holdings Ltd.	51,688	29,714
		448,418

Engineering & Construction - 4.8%
Alfen NV(a)	756	38,200
MYR Group, Inc.(a)	336	41,805
		80,005

Hand & Machine Tools - 3.2%
Meidensha Corp.	3,232	53,497

Industrial Other - 2.0%
Nibe Industries AB - Class B(a)	5,594	33,077

Machinery - Construction & Mining - 2.5%
Bloom Energy Corp. - Class A(a)(b)	2,884	41,645

Metal Fabricate & Hardware - 2.5%
Valmont Industries, Inc.	186	40,840

Miscellaneous Manufacturers - 3.0%
Siemens AG	301	50,577

Retail - 2.1%
EVgo, Inc.(a)(b)	11,407	35,590

Semiconductors - 8.2%
Analog Devices, Inc.(b)	252	46,212
Infineon Technologies AG	1,156	44,839
NXP Semiconductors NV	224	45,714
		136,765
TOTAL COMMON STOCKS (Cost $2,653,853)		1,655,227

SHORT-TERM INVESTMENTS - 17.3%
Investments Purchased with Proceeds from Securities Lending - 17.0%
Mount Vernon Liquid Assets Portfolio, LLC, 4.93%(d)	282,400	282,400

Money Market Funds - 0.3%
First American Government Obligations Fund - Class X, 5.29%(d)	4,590	4,590
TOTAL SHORT-TERM INVESTMENTS (Cost $286,990)		286,990

TOTAL INVESTMENTS - 117.0% (Cost $2,940,843)		$1,942,217
Liabilities in Excess of Other Assets - (17.0)%		(282,418)
TOTAL NET ASSETS - 100.0%		$1,659,799

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)
All or a portion of this security is on loan as of November 30, 2023. The total market value of these securities was $267,062 which represented 16.1% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(c)
Despite a concentration greater than 25% of total assets, as of August 31, 2023, the Fund was in compliance with its investment limitations as the index the Fund tracks will at times invest in greater than 25% of an industry.

(d)	The rate shown represents the annualized seven-day effective yield as of November 30, 2023.

Summary of Fair Value Exposure at November 30, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of November 30, 2023:

SoFi Smart Energy ETF
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,655,227	$–	$–	$1,655,227
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	282,400
Money Market Funds	4,590	–	–	4,590
Total Investments	$1,659,817	$–	$–	$1,942,217

Refer to the Schedule of Investments for industry classifications.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.